Award Timing Disclosure	12 Months Ended
Feb. 01, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We have not granted stock options to our executive officers since 2008. With respect to the grant of RSUs and PSUs, the Committee approves all annual equity awards to our Executives and other members of management at its first regularly scheduled meeting of the fiscal year, which is held in March of each year. In addition to annual awards, our executive officers may receive awards when they join the Company or change their job status, including promotions. The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive officer compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false